Exhibit 99.1

Cyclerion Therapeutics and Korsana Biosciences Announce Merger Agreement

Combined company to operate as Korsana Biosciences and to advance Korsana’s potential best-in-class therapeutics to treat neurodegenerative diseases

Korsana’s lead program KRSA-028 is a next-generation shuttled monoclonal antibody targeting amyloid beta for the treatment of Alzheimer’s disease

Concurrent private financing of approximately $380 million expected to fund Korsana’s operations into

2029, including multiple clinical trial data readouts expected in 2027

Conference call scheduled for April 1, 2026, at 8:00 am ET

WALTHAM, Mass., April 1, 2026— Cyclerion Therapeutics, Inc. (“Cyclerion”) (Nasdaq: CYCN) and Korsana Biosciences, Inc. (“Korsana”), a privately-held biotechnology company discovering and developing novel therapies to reduce the burden of neurodegenerative diseases, today announced that they have entered into a definitive merger agreement for an all-stock transaction. Upon completion of the transaction, the combined company plans to operate under the name Korsana Biosciences, Inc. and trade on Nasdaq under the ticker symbol “KRSA.”

In support of the proposed merger, Korsana has secured commitments for an oversubscribed private investment that is expected to result in total gross proceeds of approximately $380 million from a syndicate of investors led by Fairmount and Venrock Healthcare Capital Partners, with participation from General Atlantic, TCGX, Forbion, Wellington Management, Commodore Capital, RA Capital Management, RTW Investments, Vivo Capital, Janus Henderson Investors, Foresite Capital, J.P. Morgan Life Sciences Private Capital, SR One, Sanofi Ventures, Kalehua Capital, Spruce Street Capital, and other leading investment management firms. The financing includes common stock and pre-funded warrants exercisable for shares of Korsana common stock.

The financing is expected to close immediately prior to completion of the proposed merger. The combined company’s cash and cash equivalents balance at closing, including the funds from the private placement, is anticipated to fund Korsana’s operations into 2029 and provides runway through key clinical milestones. These include the advancement of KRSA-028 through Phase 1 healthy volunteer data expected in mid-2027 and interim proof of concept data measuring amyloid plaque clearance in Alzheimer’s patients expected by the end of 2027.

“Korsana is determined to deliver breakthrough medicines for patients suﬀering from neurodegenerative disorders. With our seasoned team and support from leading biotechnology investors, Korsana is well-positioned to advance a pipeline of innovative, next generation therapies,” said Jonathan Violin, Ph.D., Korsana’s President and Chief Executive Officer. “Patients deserve better options than what is currently available, and we believe our lead program KRSA-028 can deliver a best-in-class product to treat Alzheimer’s disease. We are also building a broader pipeline leveraging our proprietary platform to target other devastating neurodegenerative disorders.”

Korsana is the seventh company to launch with assets discovered and developed by Paragon Therapeutics. Korsana’s lead program is KRSA-028, a next-generation shuttled antibody targeting amyloid beta for the treatment of Alzheimer’s disease, discovered in partnership with Paragon Therapeutics. KRSA-028 utilizes the proprietary Therapeutic Targeting (THETA™) platform, which incorporates clinically validated transferrin receptor (TfR1) and Fc engineering and is designed to improve brain delivery and solve limitations of other TfR1-based approaches. KRSA-028 was designed to increase amyloid plaque clearance, reduce the rate of amyloid-related imaging abnormalities (ARIA) and hematologic adverse events, and optimize convenience and compliance with a low-volume subcutaneous route of administration. Korsana is advancing a pipeline of innovative THETA-enabled therapies for other undisclosed, neurodegenerative diseases with high unmet need.

“Our transaction with Korsana is the result of a comprehensive strategic review, and we believe it represents the best path forward for Cyclerion,” said Regina Graul, Ph.D., President and Chief Executive Oﬃcer of Cyclerion. “Korsana’s promising and innovative pipeline targeting neurodegenerative disorders, beginning with Alzheimer’s disease, provides the potential for significant value creation for Cyclerion’s shareholders.”

About the Proposed Transactions

Under the terms of the merger agreement, as of the closing of the proposed merger, the pre-merger Cyclerion shareholders are expected to own approximately 1.5% of the combined company and the pre-merger Korsana stockholders (inclusive of those investors participating in the pre-closing financing) are expected to own approximately 98.5% of the combined company. The percentage of the combined company that Cyclerion’s shareholders will own as of the closing of the proposed merger is subject to adjustment based on the estimated amount of Cyclerion’s net cash immediately prior to the closing date.

The transaction has received approval by the Board of Directors of both companies and is expected to close in the third quarter of 2026, subject to certain closing conditions, including, among others, approval by the stockholders of each company, the eﬀectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the proposed merger, expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the satisfaction of other customary closing conditions.

The combined company plans to operate under the name Korsana Biosciences, Inc. and will be led by Dr. Violin, Korsana’s current Chief Executive Oﬃcer. Korsana’s existing Board of Directors will become directors of the combined company, chaired by Tomas Kiselak, Founding Partner at Fairmount, and including Andrew Gottesdiener, M.D., Partner at Venrock Healthcare Capital Partners, Nilesh Kumar, Ph.D., Head of Biotech Private Investments at Wellington Management, Michelle Pernice, Operating Partner at Fairmount, Nimish Shah, Partner at Venrock Healthcare Capital Partners, and Dr. Violin.

Wedbush Securities Inc. is serving as exclusive strategic financial advisor and Gibson, Dunn & Crutcher LLP is serving as legal counsel to Korsana. Jeﬀeries, TD Cowen, Stifel, UBS Investment Bank, and Wedbush & Co., LLC are serving as the placement agents to Korsana. Cooley LLP is serving as legal counsel to the placement agents. Gemini Valuation Services, LLC is serving as financial advisor and Ropes & Gray LLP is serving as legal counsel to Cyclerion.

Conference Call Details

The companies will hold a joint conference call on April 1, 2026, at 8:00 am ET to discuss the details of the proposed transactions.

Please access the presentation by clicking on the following link: https://register-conf.media-server.com/register/BIdbeaaec6359f483ab6e6685bd93e6312

About KRSA-028

KRSA-028 is an investigational, shuttled antibody targeting amyloid beta designed to advance the future of Alzheimer’s treatment. KRSA-028 utilizes a proven mechanism of action, selectively binding forms of amyloid beta that are enriched in amyloid plaques. KRSA-028 leverages Korsana’s Therapeutic Targeting (THETA™) technology, which incorporates clinically validated transferrin receptor (TfR1) and Fc engineering and is designed to improve brain delivery, safety, and convenience.

About Cyclerion Therapeutics

Cyclerion is a biopharmaceutical company focused on developing treatments for neuropsychiatric diseases. Cyclerion’s foundational product candidate, CYC-126, is an individualized therapy for treatment-resistant depression, a condition with significant unmet medical need and substantial commercial opportunity.

For more information about Cyclerion, please visit https://www.cyclerion.com/ and follow us on X (@Cyclerion) and LinkedIn (www.linkedin.com/company/cyclerion).

About Korsana Biosciences

Korsana Biosciences was founded to reduce the burden of neurodegenerative diseases for patients and caregivers. Developed in partnership with Paragon Therapeutics, Therapeutic Targeting (THETA™) is a novel blood-brain barrier-penetrant shuttle platform designed to enable dramatically higher drug concentration inside the brain and overcome the limitations of earlier shuttle technologies. Korsana is advancing a pipeline of innovative THETA-enabled therapies for neurodegenerative diseases, starting with KRSA-028 for the treatment of Alzheimer’s disease. For more information, please visit www.korsana.com.

Forward-Looking Statements

This press release contains forward-looking statements concerning Cyclerion, Korsana, the proposed pre-closing financing and the proposed merger (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Cyclerion’s and Korsana’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transactions and their expected eﬀects, perceived benefits or opportunities, including expected investment amounts and proceeds from investors, and related timing with respect thereto; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to KRSA-028, and any developments or results in connection therewith; the anticipated timing of the commencement of and results from those studies and trials; expectations regarding the use of proceeds, the sufficiency of post-transaction resources to support the advancement of Korsana’s pipeline through certain milestones and the time period over which the combined company’s post-transaction capital resources will be suﬃcient to fund the combined company’s anticipated operations; the combined company operating under the name Korsana Biosciences, Inc. and trading on Nasdaq under the ticker symbol “KRSA”; the expected ownership percentages of pre-merger Cyclerion and Korsana stockholders following the closing of the proposed merger; the potential for KRSA-028 to be a best-in-class treatment for Alzheimer’s disease; and the anticipated advancement of Korsana’s broader pipeline of THETA-enabled therapies for neurodegenerative diseases. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to diﬀer materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transactions may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the merger, including obtaining the requisite approvals of the stockholders of each of Cyclerion and Korsana and the eﬀectiveness of the registration statement to be filed with the SEC in connection with the Proposed Transactions; risks related to the clinical development of KRSA-028, including the possibility of delays, unfavorable clinical results, safety or tolerability issues, or the failure to obtain regulatory approval; uncertainties regarding the capabilities and potential of the THETA platform and Korsana’s pipeline programs; the risk that the financing may not close or may not generate the anticipated proceeds; market, macroeconomic, or other conditions that could adversely aﬀect the combined company’s cash runway or ability to raise additional capital; risks related to the integration of the two companies and the management of a newly public company; and the highly competitive nature of the Alzheimer’s disease and neurodegenerative disease therapeutic landscape, including the risk that competitors may develop superior or more cost-eﬀective therapies.

Additional factors that may cause actual results to diﬀer materially from those expressed or implied by the forward-looking statements in this press release are discussed in Cyclerion’s filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and will be discussed in the registration statement to be filed by Cyclerion with the SEC in connection with the Proposed Transactions. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of Cyclerion and Korsana expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

No Oﬀer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an oﬀer to sell or the solicitation of an oﬀer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No oﬀer of securities shall be made except in accordance with the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public oﬀer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transactions Will be Filed with the SEC

This press release is not a substitute for the registration statement or for any other document that Cyclerion may file with the SEC in connection with the Proposed Transactions. In connection with the Proposed Transactions between Cyclerion and Korsana, Cyclerion intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Cyclerion. CYCLERION URGES INVESTORS AND SHAREHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT CYCLERION, KORSANA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Cyclerion with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Shareholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transactions. In addition, investors and shareholders should note that Cyclerion communicates with investors and the public using its website (www.cyclerion.com).

Participants in the Solicitation

Cyclerion, Korsana and their respective directors and executive oﬃcers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Proposed Transactions. Information about Cyclerion’s directors and executive oﬃcers, including a description of their interests in Cyclerion, is included in Cyclerion’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

CONTACT

For Korsana Investor and Media Inquiries:

info@korsana.com

For Cyclerion Investor and Media Inquiries:

IR@cyclerion.com